UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

CRM Mutual Fund Trust

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  1)    Title of each class of securities to which transaction applies:

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  4)    Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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  4)    Date Filed: Augusts 9, 2019

CRM MUTUAL FUND TRUST

520 Madison Avenue, 20th Floor

New York, NY 10022

August 9, 2019

Dear Shareholder:

A special meeting of shareholders of CRM Mutual Fund Trust will be held at the offices of Cramer Rosenthal McGlynn, LLC (“CRM”), 520 Madison Avenue, 20th Floor, New York, New York 10022, on September 11, 2019 at 10:00 a.m.

The purpose of the special meeting is to seek shareholder approval of the following proposals:

Approve a New Investment Advisory Agreement with CRM. Shareholders are being asked to approve a new investment advisory agreement between the Funds and CRM, each Fund’s investment adviser. Currently, M&T Bank Corporation (“M&T Bank”) holds an 89.60% interest in CRM through an indirect wholly-owned subsidiary. CRM’s investment professionals and other senior employees have entered into an agreement to purchase M&T Bank’s ownership interest in CRM. Following the completion of the transaction, CRM will be owned by its investment professionals and other senior employees.

The Funds’ current investment advisory agreement with CRM will terminate automatically upon the consummation of the transaction. Shareholders are being asked to approve a new investment advisory agreement to enable CRM to continue to manage their Fund. The transaction is not expected to have a material adverse impact on the services provided to the Funds and there will be no increase in investment advisory fees as a result of the new investment advisory agreement.

Elect a Trustee. Shareholders are being asked to elect Ronald H. McGlynn as a Trustee of the Trust. Mr. McGlynn, CRM’s Chairman, was appointed as a Trustee in 2018 but has not been elected by shareholders.

The Trustees recommend that you vote “FOR” the proposals. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by September 10, 2019.

If you have any questions about the proposals to be voted on, please call the Funds at (877) 478-5044.

Sincerely,

Ronald H. McGlynn

President

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter to be voted on.

Questions and Answers

Q.	Why am I receiving the Proxy Statement?
A.

As a shareholder of a CRM Fund, you are being asked to vote on several proposals, as described below. The enclosed proxy card(s) indicate each Fund in which you hold shares and the proposals you are being asked to approve.

Q.	Why am I being asked to vote on these proposals?
A.	These proposals require shareholder approval. The Funds’ Board of Trustees has approved the proposals, believes they are in shareholders’ best interests and recommends that you approve them.

Q.	Will my vote make a difference?
A.

Your vote is very important and can make a difference in the governance of the Funds, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented.

Q.	What am I being asked to vote “FOR” in the Proxy Statement?
A.	You are being asked to vote “FOR” several proposals that have been approved by the Board. You are being asked to vote on each of the following proposals.

•

Proposal 1: Approve a New Investment Advisory Agreement with Cramer Rosenthal McGlynn, LLC (“CRM”). Shareholders are being asked to approve a new investment advisory agreement between the Funds and CRM, each Fund’s investment adviser. Currently, M&T Bank Corporation (“M&T Bank”) holds an 89.60% interest in CRM through an indirect wholly-owned subsidiary. CRM’s investment professionals and other senior employees have entered into an agreement to purchase M&T Bank’s ownership interest in CRM. Following the completion of the transaction, CRM will be owned by its investment professionals and other senior employees.

The Funds’ current investment advisory agreement with CRM will terminate automatically upon the consummation of the transaction. Shareholders are being asked to approve a new investment advisory agreement to enable CRM to continue to manage their Fund. The transaction is not expected to have a material adverse impact on the services provided to the Funds and there will be no increase in investment advisory fees as a result of the new investment advisory agreement.

•

Proposal 2: Elect a Trustee. Shareholders are being asked to elect Ronald H. McGlynn as a Trustee of the Trust. Mr. McGlynn, CRM’s Chairman, was appointed as a Trustee in 2018 but has not been elected by shareholders.

Q.	Whom do I call if I have questions?
A.	If you need more information, or have any questions about voting, please call the Funds at (877) 478-5044.

Q.	How do I vote my shares?
A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. You also may attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by September 10, 2019.

CRM MUTUAL FUND TRUST

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

520 Madison Avenue, 20th Floor

New York, NY 10022

NOTICE OF MEETING OF SHAREHOLDERS

To Be Held on September 11, 2019

NOTICE IS HEREBY GIVEN THAT a meeting of shareholders of CRM Mutual Fund Trust, a Delaware statutory trust currently consisting of five series, CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund and CRM Long/Short Opportunities Fund, will be held at 520 Madison Avenue, 20th Floor New York, NY 10022, on September 11, 2019 at 10:00 a.m. (Eastern time) (the “Meeting”), to consider and vote on the following proposals, as more fully described in the proxy statement:

1. To approve a New Investment Advisory Agreement;

2. To elect a Trustee; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote “FOR” the proposals. The Board of Trustees has fixed the close of business on August 1, 2019 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

Important Notice Regarding Availability of Proxy Materials for the Meeting of Shareholders to be Held on September 11, 2019: This Notice of Meeting of Shareholders, the Proxy Statement and proxy card(s) are available at https://vote.proxyonline.com/crmfunds/docs/crmtrust2019.pdf

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card(s) in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or telephone. In order to avoid any further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees,

Steven A. Yadegari

Secretary

August 9, 2019

CRM MUTUAL FUND TRUST

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

520 Madison Avenue, 20th Floor

New York, NY 10022

PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS

To Be Held on September 11, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of CRM Mutual Fund Trust, a Delaware statutory trust (the “Trust”), currently consisting of five series: CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund and CRM Long/Short Opportunities Fund (each, a “Fund” and, collectively, the “Funds”), for use at the Meeting of Shareholders of the Funds to be held at 10:00 a.m. Eastern time on September 11, 2019, at 520 Madison Avenue, 20th Floor, New York, NY 10022, and at any adjournments or postponements thereof (the “Meeting”). The Board has determined that the use of this joint Proxy Statement for the Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Proxy Statement and the accompanying materials are being mailed on or about August 9, 2019 to all shareholders of record as of the Record Date (as defined below).

The Board has fixed the close of business on August 1, 2019 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Each Fund of which you are a shareholder is named on the proxy card(s) included with this Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. A shareholder who executes a proxy may revoke it with respect to a proposal by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Funds at the above address prior to the date of the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Copies of the Funds’ most recent annual and semi-annual reports have previously been mailed to shareholders. The Funds’ most recent annual report and semi-annual report are available upon request without charge by telephone at 800-CRM-2883 or by writing the Funds at c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The annual and semi-annual reports are also available on the Funds’ website at www.crmfunds.com, and the EDGAR Database at the Securities and Exchange Commission’s website at www.sec.gov.

The Funds and certain brokers, banks and other nominee record holders may combine mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the documents (annual and semi-annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the Securities and Exchange Commission’s requirements. The Funds will promptly deliver a separate copy of these documents to you if you call 800-CRM-2883 or write to the Funds at c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. If you would prefer to receive separate mailings of Fund communications in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, please contact your broker, bank or other nominee record holder, or you may contact the Funds at the above phone number or address.

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at the Meeting.

For any Fund, a quorum of the shareholders for the particular Fund is required in order to take any action for that Fund with respect to Proposal 1, whether or not there is a quorum of the shareholders for the Trust as a whole. A quorum of the shareholders of the Trust as a whole is required in order to take any action at the Meeting with respect to Proposal 2. The quorum requirement for each Fund is 40% of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy. The quorum requirement for the Trust is 40% of the outstanding shares of the Trust entitled to vote, present in person or represented by proxy. With respect to each Proposal, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by CRM, on behalf of the Funds, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and “FOR” the nominee in Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1, but it may vote such customer’s or client’s shares with respect to Proposal 2.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares,

they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

The votes required for each proposal are as follows:

Proposal 1 – To Approve a New Investment Advisory Agreement:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.
•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Proposal 2 – To Elect a Trustee:

•	The nominee must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.
•	The shareholders of all Funds of the Trust will vote together as a single class and the shares of each Fund will be counted together in determining the results of the voting for Proposal 2.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 (except that, as described below under “Adjournments and Postponements,” they may under certain circumstances be voted for adjournment). Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 2.

Adjournments and Postponements

If, by the time scheduled for the Meeting, a quorum of shareholders for a proposal is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting with respect to such proposal to a later date and the Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the officer presiding at the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal and the Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy on the motion for adjournment at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal, or that abstained, in favor of such an adjournment. They will vote those proxies required to be voted against any such proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker-non votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

The Meeting for any Fund or the Trust may be postponed prior to the Meeting. If the Meeting is postponed, the Fund or Trust will give notice of the postponement to shareholders.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH CRM

Shareholders of each Fund are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) with Cramer Rosenthal McGlynn, LLC (“CRM”), each Fund’s investment adviser. Under the current Investment Advisory Agreement with CRM (the “Current Investment Advisory Agreement”), CRM regularly provides each Fund with investment research, advice and supervision, and furnishes continuously an investment program for the Fund.

Currently, M&T Bank Corporation (“M&T Bank”) holds an 89.60% interest in CRM through an indirect wholly-owned subsidiary. CRM’s investment professionals and other senior employees have entered into an agreement to purchase M&T Bank’s ownership interest in CRM (the “Transaction”). Following the completion of the Transaction, CRM will be owned by its investment professionals and other senior employees. The Transaction is expected to be completed in the third quarter of 2019.

The Transaction will result in a change of control of CRM and therefore will constitute an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds’ Current Investment Advisory Agreement. As required by the 1940 Act, the Current Investment Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Investment Advisory Agreement will terminate upon the consummation of the Transaction. You are being asked to approve the New Investment Advisory Agreement to enable CRM to continue to manage each Fund after the Transaction is consummated. If shareholders approve the New Investment Advisory Agreement prior to the consummation of the Transaction, it will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, CRM will continue to serve as investment adviser of the Funds pursuant to the terms of the Current Investment Advisory Agreement.

There will be no increase in a Fund’s management fees as a result of the New Investment Advisory Agreement. The Transaction is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by CRM to the Funds, although there can be no assurances that CRM will not be affected by the Transaction.

The Current Investment Advisory Agreement was last approved by the initial shareholder of each Fund immediately prior to the commencement of operations of such Fund (for CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund and CRM Mid Cap Value Fund, September 30, 2005; for CRM All Cap Value Fund, October 24, 2006; and for CRM Long/Short Opportunities Fund, August 16, 2016). The continuation of the Current Investment Advisory Agreement was last approved by the Board of Trustees of the Trust on June 6, 2019.

The Transaction

Currently, WT Investments, Inc. (“WT Investments”) a wholly-owned subsidiary of Wilmington Trust Corporation (“Wilmington Trust”), owns 89.60% of CRM. Wilmington Trust is a wholly-owned subsidiary of M&T Bank. CRM is 10.40% owned CRM Group LLC, which is owned by Ronald H. McGlynn, Chairman of CRM.

CRM’s business is currently overseen by a Board of Managers. The Board currently consists of 4 members, three of whom were appointed by WT Investments and one of whom was appointed by

CRM. CRM’s day-to-day operations are led by an Executive Committee consisting of Christopher C. Barnett, President and Director of Marketing at CRM, and Bryan M. Harvey, CFA, Chief Investment Officer and Director of Research of CRM.

In the Transaction, CRM’s investment professionals and other senior employees will purchase the ownership interest in CRM currently held by WT Investments. The Members of the Board of Managers of CRM who have been appointed by WT Investments will resign in connection with the closing of the Transaction, and the Board of Managers will disband.

Accordingly, following the completion of the Transaction, CRM will be owned by its investment professionals and other senior employees. Mr. Barnett and Mr. Harvey will continue to lead CRM’s day-to-day operations following the completion of the Transaction.

Impact on CRM and the Funds

The Transaction is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by CRM to the Funds, although there can be no assurances that CRM will not be affected by the Transaction.

In particular, the Transaction is not expected to result in any material changes in the manner in which CRM provides investment advisory services to the Funds or the personnel providing services to the Funds. No changes to CRM’s executive management, investment management, risk management, administrative, marketing, compliance, legal and other personnel are anticipated as a direct result of the Transaction. As noted above, CRM will continue to be led by an Executive Committee consisting of Mr. Barnett and Mr. Harvey. No changes to the Funds’ portfolio managers or CRM’s investment research team are anticipated as a direct result of the Transaction.

Information Concerning the Parties to the Transaction CRM. CRM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 520 Madison Avenue, 20th Floor, New York, New York 10022. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 45 years. As of June 30, 2019, CRM had approximately $3.84 billion in assets under management.

M&T Bank, Wilmington Trust and WT Investments. The address of M&T Bank is One M&T Plaza, Buffalo, New York 14203. The address of Wilmington Trust and WT Investments is 1100 North Market Street, Wilmington, DE 19890. WT Investments is a wholly-owned subsidiary of Wilmington Trust, which, in turn, is a wholly-owned subsidiary of M&T Bank.

Comparison of New Investment Advisory Agreement with Current Investment Advisory Agreement

The terms of the New Investment Advisory Agreement are substantially similar to the terms of the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination. The stated investment advisory fees to be paid by the Funds are identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The material terms of the New Investment Advisory Agreement are discussed below. Please refer to the copy of the form of New Investment Advisory Agreement in Exhibit A of this Proxy Statement for the complete terms of the New Investment Advisory Agreement.

Investment Advisory Services. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that CRM shall direct the investments of each Fund subject to and in accordance with the Fund’s investment objective, policies and limitations as provided in its prospectus and statement of additional information and other governing instruments, as amended from time to time, and any other directions and policies which the Board of Trustees of the Trust may issue to CRM from time to time; and CRM is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for each Fund, securities and other investments consistent with the Fund’s investment parameters.

Brokerage Transactions. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that CRM, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Fund, and for the selection of the markets on or in which the transactions will be executed. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that CRM will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Funds’ registration statement. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that neither the Trust nor CRM will adopt a formula for allocation of a Fund’s brokerage. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that CRM may, in its discretion and subject to applicable law, use brokers who provide CRM with research, analysis, advice and related services to execute portfolio transactions on behalf of the Funds, and CRM may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to CRM determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of CRM to each Fund and its other clients and that the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that CRM may use brokers who are affiliated with CRM provided that (i) no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

Fees. As noted above, the stated investment advisory fees to be paid by each Fund and the method of calculation are identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The investment advisory fee schedule payable by each Fund under both the Current Investment Advisory Agreement and the New Investment Advisory Agreement is set forth on page 21.

Payment of Expenses. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement requires CRM to furnish for the use of the Funds office space and all office facilities, equipment and personnel necessary for servicing the investments of the Funds, and states that CRM shall pay the salaries of all personnel of the Funds and CRM performing services relating to research, statistical and investment activities on behalf of the Funds.

Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that the Trust will pay all its expenses other than those expressly stated to be payable by CRM thereunder, which expenses payable by the Trust shall include, without limitation:

fees payable for administrative services; fees payable for accounting services; the cost of obtaining quotations for calculating the value of the assets of each Fund; interest and taxes; brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities; compensation and expenses of its Trustees other than those who are “interested persons” of the Trust within the meaning of the 1940 Act; legal and audit expenses; fees and expenses related to the registration and qualification of the Trust and its shares for distribution under state and federal securities laws; expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Trust; all other expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; premiums for fidelity bond and other insurance coverage; the Trust’s association membership dues; expenses of typesetting for printing Prospectuses; expenses of printing and distributing Prospectuses to existing shareholders; out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service; service fees payable by any Fund for providing personal services to the shareholders of the Fund and for maintaining shareholder accounts for those shareholders; distribution fees; and such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

Investment Subadvisers. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement authorizes CRM to enter into one or more contracts with a sub-adviser in which CRM delegates to such sub-adviser any or all of its obligations or services specified in the agreement, provided that each sub-advisory agreement imposes on the sub-adviser bound thereby all the duties and conditions CRM is subject to under the agreement, and further provided that each sub-advisory agreement meets all requirements of the 1940 Act and rules thereunder.

Potential Conflicts of Interest. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that the services of CRM to the Trust are not to be deemed exclusive, and CRM is free to render services to others and engage in other activities; provided, however, that such other services and activities do not interfere, in a material manner, with CRM’s ability to meet all of its obligations with respect to rendering services to the Trust.

Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement acknowledges that CRM or one or more of its “affiliated persons” may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that CRM, its “affiliated persons” or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts (“Affiliated Accounts”). Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement acknowledge that CRM or its “affiliated persons” may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to one or more Funds, provided CRM acts in good faith, and provides that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Funds may have an interest. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provide that CRM shall have no obligation to recommend for any Fund a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Funds or otherwise.

Limitation on Liability. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of CRM, CRM shall not be subject to liability to the Trust or to any shareholder of the Trust or any Fund for any act or omission in the course of, or connected with, rendering such services or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of a Fund.

Term and Continuance. The Current Investment Advisory Agreement has been in effect for each Fund for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by shareholders, each Fund’s New Investment Advisory Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the New Investment Advisory Agreement.

Termination. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that the agreement may at any time be terminated without payment of any penalty by the Trust with respect to any Fund (by vote of the Trustees or by “vote of a majority of the outstanding voting securities”) on sixty (60) days’ written notice to CRM; shall immediately terminate in the event of its assignment (as defined in the 1940 Act); and may be terminated with respect to any Fund by CRM on sixty (60) days’ written notice to the Trust.

Possible Interim Investment Advisory Agreement

If the shareholders of the Funds do not approve the New Investment Advisory Agreement and the Transaction is completed, an interim investment advisory agreement between CRM and the Funds (the “Interim Investment Advisory Agreement”) will take effect upon the closing of the Transaction. The terms of the Interim Investment Advisory Agreement are substantially identical to those of the Current Investment Advisory Agreement, except for the term and escrow provisions described below. The Interim Investment Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders approve the New Investment Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by CRM under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account. If shareholders approve the New Investment Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Advisory Agreement will be paid to CRM. If shareholders of the Funds do not approve the New Investment Advisory Agreement prior to the end of the 150-day period, the Board of Trustees of the Trust will consider what further action to take consistent with their fiduciary duties to the Funds, and CRM will be paid the lesser of its costs incurred in performing its services under the Interim Investment Advisory Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements.

Board Evaluation of the New Investment Advisory Agreement

On June 6, 2019, the Board performed an annual review of the Current Investment Advisory Agreement for each Fund as required by the 1940 Act. In reaching their decision, the Trustees requested and obtained from CRM such information as they deemed necessary to evaluate the Current Investment Advisory Agreement. The Board, including the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), as defined in the 1940 Act, voting separately, approved the continuance and renewal of the Current Investment Advisory Agreement for another year with respect to each Fund, and took the following factors into consideration:

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of services provided by CRM to the Funds. The Board reviewed the quality, size and experience of CRM’s professional portfolio management team. The Board reviewed CRM’s investment approach for the Funds and research process, including CRM’s capabilities and experience in the development and implementation of its value-oriented investment process. The Board also considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

Performance Information. The Board considered the investment performance of each Fund. The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the Investment Advisory Agreement. The Board also considered information which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. The Board considered the following factors in relation to the performance of particular Funds:

CRM Small Cap Value Fund. The Board noted that Investor Shares of the Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Investor Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2019, and ranked in the first quartile for the one-year period ended March 31, 2019. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

CRM Small/Mid Cap Value Fund. The Board noted that Investor Shares of the Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Investor Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2019, and ranked in the third quartile for the five-year period ended March 31, 2019.

CRM Mid Cap Value Fund. The Board noted that Institutional Shares of the Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended

March 31, 2019. The Board noted that Institutional Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2019.

CRM All Cap Value Fund. The Board noted that Institutional Shares of the Fund had underperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019. The Board noted that Institutional Shares of the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2019, and ranked in the second quartile for the three-year and five-year periods ended March 31, 2019.

CRM Long/Short Opportunities Fund. The Board noted that the Institutional Shares of the Fund had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2019 and since the Fund’s inception on August 16, 2016. The Board noted that the Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2019.

Conclusion as to Investment Performance. The Board determined that it would continue to monitor closely each Fund’s performance, but that the information it considered supported approval of the Investment Advisory Agreement.

Fees and Expenses. The Board considered the research and analysis conducted by CRM in order to identify investment opportunities for the Funds and attempt to distinguish itself from each Fund’s benchmark. The Board noted that CRM relies heavily on its own proprietary research to implement its value-oriented investment philosophy, and considered CRM’s experience in implementing its value-oriented investment philosophy.

In addition, the Board compared the fees paid by each Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that, except for CRM Small Cap Value Fund, the investment advisory fees paid by each Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered that there may be historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also considered information which compared the fees and expenses paid by each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar.

CRM Small Cap Value Fund. The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that the Fund’s investment advisory fee was lower than both the median and average advisory fee paid by funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that, based on the information provided, the total net annual operating expenses of Investor Shares of the Fund ranked in the third quartile of funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that the total net annual operating expenses of Investor Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

CRM Small/Mid Cap Value Fund. The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that the Fund’s investment advisory fee was equal to both the median and the average advisory fee paid by funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that, based on the information provided, the total net annual operating expenses of Investor Shares of the Fund ranked in the third quartile of funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that the total net annual operating expenses of Investor Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $100-400 million.

CRM Mid Cap Value Fund. The Board noted that based on the information provided, the investment advisory fee for the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that the Fund’s investment advisory fee was lower than both the median and the average advisory fee paid by mutual funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were lower than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $300-600 million.

CRM All Cap Value Fund. The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that the Fund’s current investment advisory fee was equal to the median and higher than the average advisory fees paid by funds with similar investment objectives and strategies and assets of $10-50 million. The Board considered that CRM recently lowered the Fund’s management fee to 0.70% of the Fund’s net assets and that such lower management fee would rank in the first quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were equal to the median and higher than the average net expenses paid by funds with similar investment objectives and strategies and assets of $10-50 million.

CRM Long/Short Opportunities Fund. The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that the Fund’s investment advisory fee was higher than the median and average advisory fees paid by funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted the impact of the Fund’s higher than average investment advisory fee on the Fund’s expense ratio.

Conclusion as to Fees and Expenses. In view of what it understood to be the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM. The Board also indicated it would continue to monitor the Funds’ fees and expenses.

Economies of Scale. The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale are reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board concluded that breakpoints are an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability. The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2018 as well as the 2019 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits. The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable.

Conclusion. After consideration of the factors described above as well as other factors, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the Investment Advisory Agreement.

In light of its recent consideration of the renewal of the Current Investment Advisory Agreement and the information provided by CRM in connection with the Board’s consideration of the agreement, the Board requested additional information from CRM regarding the Transaction and its potential impact on each Fund and its shareholders, including: (a) the terms of the Transaction; (b) the anticipated benefits of the Transaction to each Fund and its shareholders; (c) the post-Transaction plans for CRM; (d) the effect of the Transaction on the ongoing services provided to the Funds and any plans to modify the operations of the Funds; (e) the stability and continuity of CRM’s management and key employees, including the ability to retain key employees; (f) the post-Transaction financial resources of CRM; and (g) CRM’s legal and operational structure, its principal shareholders and senior management, and its investment management, risk management, administrative, legal and compliance functions.

At a telephonic meeting of the Board held on July 26, 2019 and an in-person meeting of the Board held on August 8, 2019, the Trustees, including the Independent Trustees, reviewed information related to the Transaction provided by CRM.

In evaluating the New Investment Advisory Agreement and the Interim Advisory Agreement for each Fund, the Trustees considered the information regarding the Transaction provided by CRM. The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to each Fund and its shareholders, including portfolio management, risk management, compliance and other services, as a result of the Transaction. The Trustees also noted that the Terms of the New Investment Advisory Agreement are substantially similar to the terms of the Current Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Trustees noted that the stated investment advisory fees to be paid by each Fund are identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Trustees also took into account their considerations in connection with the recent renewal of the Current Investment Advisory Agreement. After consideration of such factors, as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement, and to recommend that shareholders approve the New Investment Advisory Agreement.

Additional Information about CRM

The name and principal occupation of the principal executive officers and members of the Board of Managers of CRM are as set forth below. Except as noted below, the principal address of each individual as it relates to his duties at CRM is the same as that of CRM. Except as noted below, no Trustee of the Trust is a director, officer or employee of CRM.

Name and Address	Position with CRM	Position with the Trust	Principal Occupation (if different than position with CRM or the Trust)
Ronald H. McGlynn	Chairman Member, Board of Managers	Trustee, President and Chief Executive Officer	N/A

Steven J. Fellin	Vice President and Chief Financial Officer	N/A	N/A

Christopher C. Barnett	President and Director of Marketing	N/A	N/A

Bryan M. Harvey, CFA	Chief Investment Officer and Director of Research	N/A	N/A

Steven A. Yadegari	Executive Vice President/Chief Legal Officer/Chief Compliance Officer/Chief Operating Officer	Secretary, Chief Legal Officer and Chief Compliance Officer	N/A

Michelle Kaufmann, CPA	Vice President and Controller	Treasurer and Principal Financial Officer	N/A

Mark J. Beardi One M&T Plaza, Buffalo, New York 14203	Member, Board of Managers*	N/A	Consultant

Ayan DasGupta One M&T Plaza, Buffalo, New York 14203	Member, Board of Managers*	N/A	Senior Vice President and Head of Corporate Finance, M&T Bank

Matthew D. Glaser 1100 North Market St Wilmington, Delaware 19890	Member, Board of Managers*	N/A	Vice President and Head of Equity and Non-Traditional Investments, Wilmington Trust

* Appointed to the Board of Managers by WT Investments. Members of the Board of Managers of CRM appointed by WT Investments will resign from the Board of Managers in connection with the closing of the Transaction, and the Board of Managers will disband.

Fees

Investment Advisory Fees Paid to CRM. As noted above, the contractual investment advisory fees payable to CRM are identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. Set forth below are the contractual investment advisory fees payable to CRM as investment adviser to the Funds and aggregate advisory fees paid to CRM during the last fiscal year.

Fund	Net Assets as of June 30, 2019	Fees (calculated as a percent per annum of the Fund’s average daily net assets)	Total Advisory Fees Paid During the Fiscal Year Ended June 30, 2019	Net Advisory Fees Paid During the Fiscal Year Ended June 30, 2019
CRM Small Cap Value Fund	$325,349,323	0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets over $2 billion.	$2,517,702	$2,517,702
CRM Small/Mid Cap Value Fund	$278,418,803	0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets over $2 billion.	$2,138,392	$2,138,392
CRM Mid Cap Value Fund	$463,865,471	0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets over $2 billion.	$3,920,454	$3,920,454
CRM All Cap Value Fund	$36,071,933	0.70% of the Fund’s average daily net assets.	$164,528	$40,509
CRM Long/Short Opportunities Fund	$482,050,409	1.50% of the Fund’s average daily net assets.	$7,758,535	$7,397,980

Shareholder Servicing Fees Paid to CRM Under Shareholder Service Plan for Investor Shares. The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay certain intermediaries an annual fee not exceeding 0.25% of the Fund’s average daily net assets of its Investor Shares, to compensate such intermediaries who maintain a service relationship with shareholders of the Fund’s Investor Shares. CRM may provide services to some holders of Investor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary. The table set forth below shows amounts paid to CRM during the most recent fiscal year by each Fund for acting as shareholder servicing agent to Investor Shares of the Funds:

Fund*	Shareholder Servicing Fees Paid to CRM For the Fiscal Year Ended June 30, 2019
CRM Small Cap Value Fund - Investor Shares	$166,529

CRM Small/Mid Cap Value Fund - Investor Shares	$68,404

CRM Mid Cap Value Fund - Investor Shares	$594,807

CRM All Cap Value Fund - Investor Shares	$11,301

* CRM Long/Short Opportunities Fund does not offer Investor Shares.

There were no other material payments by any fund to CRM or any of its affiliates during that period. No other person served as manager to any Fund during that period.

Principal Underwriter

The principal underwriter of the Funds’ shares is ALPS Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 1290 Broadway, Denver, Colorado 80203.

Administrator

BNY Mellon Investment Servicing (US) Inc. serves as the administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

Additional Information

CRM provides investment subadvisory services to other funds that may have investment objectives and policies similar to those of certain of the Funds. The table set forth below lists such other funds advised by CRM, the net assets of those funds and the subadvisory fees payable by each fund to CRM as a percentage of its average daily net assets.

Funds Subadvised by CRM	Net Assets as of June 30, 2019	Subadvisory Fees Payable to CRM* (calculated as a percent per annum of the Fund’s average daily net assets)
NB Absolute Return Multi-Manager Fund	$23,044,923	1.00% of the Fund’s first $200 million of average daily net assets; 0.95% of the remainder of average daily net assets.

Cornerstone Advisors Global Public Equity Fund	$16,464,074	0.70% of the Fund’s first $50 million of average daily net assets; 0.50% of the remainder of average daily net assets.

* CRM has not waived, reduced or otherwise agreed to reduce its compensation under the applicable subadvisory contract.

Required Vote

To become effective with respect to a particular Fund, the New Management Agreement must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of that Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 2: ELECTION OF TRUSTEE

Shareholders are being asked to consider the election of Mr. Ronald H. McGlynn, the Chairman of CRM, as a Trustee of the Trust.

The Board of Trustees of the Trust currently consists of three Trustees: F. Gregory Ahern and Rodney P. Wood, who are not “interested persons” of the Funds (“Independent Trustees”), as defined in the 1940 Act; and Mr. McGlynn, who is an “interested person” of the Funds by virtue of his position with CRM, the Funds’ investment adviser. Mr. Ahern and Mr. Wood were elected by shareholders in 2017. Mr. McGlynn was appointed to the Board in 2018, but has not been elected by shareholders.

Mr. McGlynn has consented to continue to serve on the Board if elected by shareholders. If elected, Mr. McGlynn shall hold office until his successor is elected or until his earlier death, retirement or removal. If, however, before the election, Mr. McGlynn refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by members of the Board.

Mr. McGlynn must be elected by a plurality. Being elected by a plurality means receiving the greater number of votes cast at a meeting at which a quorum is present. Since the number of nominees (one) equals the number of Trustees to be elected (one), the nominee receiving any votes will be elected.

Information about Incumbent Trustees, Trustee Nominee and Officers

Information pertaining to the incumbent Trustees, Trustee nominee and officers of the Trust is set forth below. Mr. McGlynn was recommended for nomination by the Board. Mr. McGlynn is an “interested person” under the 1940 Act by virtue of his position with CRM, as described in the table below.

Name, Address,[1] Age and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Funds in Fund Complex to Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee during at Least the Past 5 Years
INTERESTED TRUSTEE/NOMINEE
Ronald H. McGlynn Age: 76 Trustee Nominee	Trustee since 2018	Chairman, CRM (since 2005, Chief Executive Officer from 1998-2011); President and Chief Executive Officer, Cramer, Rosenthal, McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	5	N/A

Name, Address,[1] Age and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Funds in Fund Complex to Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee during at Least the Past 5 Years
INDEPENDENT TRUSTEES
F. Gregory Ahern Age: 67 Trustee	Trustee since 2017	Advisory Director, Sard Verbinnen and Co. (from January 2017-present); Chief of Public Communications, Financial Industry Regulatory Authority (2012-2016); Chief Public Communications Officer, Investment Company Institute (“ICI”) (investment company trade association) (2012-2015).	5	Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2005).

Rodney P. Wood Age: 59 Chairman of the Board of Trustees and Trustee	Trustee since 2017	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	5	Director, Silver Lake Advisers (since 2007); Director, Velvel Group (since 2013)
1.	Each Trustee may be reached c/o Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, New York, NY 10022.

OFFICERS
Name, Address[1], Age and Position(s) with the Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years
Ronald H. McGlynn Age: 76 President and Chief Executive Officer	Since 2005	Chairman, CRM (since 2005, Chief Executive Officer from 1998-2011); President and Chief Executive Officer, Cramer, Rosenthal, McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).

Steven A. Yadegari, Esq., Age: 46 Secretary, Chief Legal Officer and Chief Compliance Officer	Since 2005	Executive Vice President (since 2012), Senior Vice President (2008-2011); Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005) and Chief Operating Officer, CRM (since 2015).

Michelle Kaufmann, CPA, Age: 45 Treasurer and Principal Financial Officer	Since 2018	Vice President and Controller, CRM since 2013.
1.	Each officer may be reached c/o Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, New York, NY 10022.

2.	Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Compensation of Trustees

The table below shows the compensation paid by each Fund to each incumbent Trustee, Trustee nominee and the Funds’ Chief Compliance Officer, and the aggregate compensation paid to each incumbent Trustee, Trustee nominee and the Funds’ Chief Compliance Officer, by the Funds for the fiscal year ended June 30, 2019.

	Aggregate Compensation from:
	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Fund Complex[2]
Interested Trustee/Nominee:
Ronald H. McGlynn	None	None	None	None	None	None	None	None
Independent Trustees:
F. Gregory Ahern	$14,809	$11,909	$22,063	$719	$22,753	None	None	$75,000
Rodney P. Wood	$14,809	$11,909	$22,063	$719	$22,753	None	None	$75,000
Chief Compliance Officer:
Steven A. Yadegari[1]	$14,463	$12,160	$22,353	$734	$22,513	None	None	$75,000

1.	Mr. Yadegari, the Funds’ Chief Compliance Officer, is an employee of CRM. The Funds reimburse CRM for a portion of his salary allocated to his duties as the Funds’ Chief Compliance Officer.
2.	Includes compensation from CRM Large Cap Opportunity Fund, which reorganized into CRM All Cap Value Fund on June 21, 2019.

Equity Securities Owned by the Trustees

Set forth in the table below is the dollar range of equity securities beneficially owned by each incumbent Trustee and Trustee nominee in the Funds as of December 31, 2018.

Dollar Range of Equity Securities in the Funds:
	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee/Nominee:
Ronald H. McGlynn	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Trustees:
F. Gregory Ahern	None	None	None	$10,001-$50,000	None	$10,001-$50,000
Rodney P. Wood	None	None	None	None	None	None

Responsibilities of the Board of Trustees

The Board of Trustees is responsible for overseeing the Funds’ management and operations. The Chairman of the Board is an Independent Trustee. The Board met seven times during the fiscal year ended June 30, 2019.

The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his status as not being an “interested person” as defined under the 1940 Act.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with CRM, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Ahern, regulatory and mutual fund experience as an executive of a U.S. broker dealer regulatory organization and an investment company trade organization; Mr. Wood, financial and business experience as an executive of various investment-related businesses; and Mr. McGlynn, executive investment management experience and senior leadership roles with CRM.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

The Board of Trustees has three standing committees: the Audit Committee, the Governance Committee and the Valuation Committee. The Audit Committee and the Governance Committee were established at a meeting held on December 19, 2018. The Audit Committee held one meeting during the fiscal year ended June 30, 2019. The Governance and Valuation Committees did not meet formally during the fiscal year ended June 30, 2019. Prior to December 19, 2019, the Board of Trustees had a standing Trustees Committee in lieu of separate Audit and Governance Committees. The Trustees Committee met three times during the fiscal year ended June 30, 2019.

As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Funds’ affairs. The Board further has determined that its leadership structure is appropriate given CRM’s role with respect to the Funds’ investment and business operations. The Board also believes that its leadership structure serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.

Audit Committee. The Audit Committee is comprised of the Independent Trustees. The Board has adopted a written charter for the Audit Committee. The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Funds, oversees the quality and integrity of the Funds’ financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Funds’ independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the Funds’ accounting firm.

Governance Committee. The Governance Committee is comprised of the Independent Trustees. The Board has adopted a written charter for the Governance Committee which is available on the Funds’ website, www.crmfunds.com. You also can obtain a copy by sending a written request to the Funds at the address listed on this proxy statement.

The Governance Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Board any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance Committee also makes recommendations to the Board on matters delegated to it.

In addition, the Governance Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance Committee considers the standards or qualifications for Independent Trustee nominees and evaluates individuals believed to be qualified to become Independent Trustees of the Trust. The Governance Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, the Funds’ investment adviser or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Board, and reviews periodically the procedure, if any, regarding candidates submitted by shareholders. The Trustees who are not Independent Trustees and the officers of the Trust are nominated and selected by the Board.

The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee takes into account all factors it considers relevant, including without limitation relevant industry and related experience, demonstrated capabilities, independence, commitment, reputation, education, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. In addition, the Committee may consider any additional specific factors the Committee may believe to be important at the time it considers appointment of a new trustee candidate. As noted above, the Governance Committee considers diversity in identifying nominees to serve as a Trustee of the Trust, but does not have a formal procedure for the implementation, or for assessing the effectiveness, of this policy.

The Governance Committee does not have a formal policy for considering nominees for the position of Trustee recommended by the Funds’ shareholders. Nonetheless, the Governance Committee may on an informal basis consider any investor recommendations of possible Trustees that are received. As long as an existing Independent Trustee continues, in the opinion of the other Independent

Trustees, to satisfy the qualifications discussed above, the Funds anticipate that Independent Trustees of the Trust would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance Committee’s evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

The Board will consider Trustee candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in the section of this Proxy Statement entitled “Submission of Shareholder Proposals.”

Valuation Committee. The Funds also have a standing Valuation Committee. The members of the Valuation Committee are the President, Treasurer, Assistant Treasurer and each of the Independent Trustees of the Trust. In addition, the Funds’ Chief Compliance Officer is a non-voting member. The Valuation Committee is responsible for determining the value of securities under certain circumstances, and for considering other matters with respect to the valuation of securities and performing other functions assigned to the Valuation Committee in the Funds’ Fair Valuation Procedures. The Valuation Committee has delegated certain responsibilities to CRM; the Board and Trustees Committee oversee CRM’s performance of these responsibilities and receive regular reports regarding valuation of securities from CRM and the Funds’ other service providers.

Oversight of Risk Management

Consistent with their responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees and its committees oversee risk management of the Funds’ investment management and business operations. In performing this oversight function, the Board and its committees consider various risks and risk management practices relating to the Funds.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Under the overall supervision of the Board and its committees, the Funds, or CRM or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. The Board of Trustees and its committees receive reports on risk management from the Funds’ and CRM’s Chief Compliance Officer as a regular Board meeting agenda item and more frequently if circumstances warrant. The reports received by the Trustees include summaries of relevant information relating to risk assessment and related controls, and updates regarding other risk related issues. In addition to the Chief Compliance Officer, other members of CRM’s risk committee, including CRM’s Chief Investment Officer, as well as various personnel of the other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Trustees Committee or to the Board with respect to various aspects of risk management. Most of the Funds’ investment management and business operations are carried out by or through CRM and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or CRM or other service providers. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of the Funds and to the attention of the Board. All such communications will be directed to the Board’s attention. The Funds do not have a formal policy regarding Board member attendance at a meeting of shareholders.

Required Vote

The nominee must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum is present. Shareholders of all Funds shall vote together as a single class and the shares of each Fund will be counted together in determining the results of the voting for the Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”), One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103, has been selected to serve as the Funds’ independent registered public accounting firm for the fiscal year ended June 30, 2019, as well as for the fiscal year ending June 30, 2020.

Set forth in the table below are audit fees and non-audit related fees billed to the Funds by E&Y for professional services performed for the Funds’ fiscal years ended June 30, 2019 and 2018:

	Audit Fees		Audit-Related Fees*		Tax Fees**		All Other Fees

	2019	2018	2019	2018	2019	2018	2019	2018
CRM Small Cap Value Fund	$33,350	$33,350	$618	$618	$6,560	$6,310	$0	$0
CRM Small/Mid Cap Value Fund	$33,350	$33,350	$618	$618	$6,560	$6,310	$0	$0
CRM Mid Cap Value Fund	$33,350	$33,350	$618	$618	$6,560	$6,310	$0	$0
CRM All Cap Value Fund	$33,350	$33,350	$6,242	$618	$6,560	$6,310	$0	$0
CRM Long/Short Opportunities Fund	$35,500	$35,500	$618	$618	$8,451	$8,201	$0	$0
CRM Large Cap Opportunity Fund***	$0	$33,350	$2,493	$618	$8,060	$6,310	$0	$0

*

“Audit-Related Fees” are for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Funds’ financial statements. Audit-Related Fees for CRM Large Cap Opportunity Fund and CRM All Cap Value Fund include fees for services in connection with the reorganization of CRM Large Cap Opportunity Fund into CRM All Cap Value Fund.

**

“Tax Fees” are those fees billed to the Funds by E&Y in connection with tax compliance, tax advice and tax planning services. The amounts shown above relate primarily to the review and signing of each Fund’s income tax returns and for tax consultation services in connection with certain foreign securities.

***

CRM Large Cap Opportunity Fund reorganized into CRM All Cap Value Fund on June 21, 2019. The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Funds’ independent registered public accounting firm for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Funds and for permitted non-audit services for CRM and any affiliates thereof that provide services to the Funds if such non-audit services have a direct impact on the operations or financial reporting of the Funds. All of the audit and non-audit services described above for which E&Y billed the Funds for the fiscal year ended June 30, 2019 and 2018 were pre-approved by the Audit Committee or the Trustee Committee.

The aggregate non-audit fees billed by E&Y for any services rendered to the Funds, CRM, and any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds for the Funds’ fiscal years ended June 30, 2019 and 2018 were as follows:

	2019	2018

CRM Small Cap Value Fund	$0	$0

CRM Small/Mid Cap Value Fund	$0	$0

CRM Mid Cap Value Fund	$0	$0

CRM All Cap Value Fund	$0	$0

CRM Long/Short Opportunities Fund	$0	$0

The Audit Committee has considered whether the provision of services, other than audit services, by E&Y to each Fund and its affiliates is compatible with maintaining E&Y’s independence in performing audit services.

A representative of E&Y will be available at the Meeting (either in person or by telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

SHARES OUTSTANDING

At the close of business on August 1, 2019, the Funds had issued and outstanding shares as follows:

Fund	Shares Outstanding
CRM Small Cap Value Fund	18,585,907

CRM Small/Mid Cap Value Fund	25,683,011

CRM Mid Cap Value Fund	21,207,033

CRM All Cap Value Fund	5,043,339

CRM Long/Short Opportunities Fund	46,594,117

OWNERSHIP OF SHARES OF THE FUNDS

The following is a list of the holders of 5% or more of the outstanding shares of any class of a Fund as of August 1, 2019. Persons or organizations that own beneficially 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

Fund	Name and Address	Percent of Class Held	Number of Shares Held	Total Number of Shares in Class
CRM Small Cap Value Fund-Investor Shares
	Charles Schwab & Co Inc. Special Custody Account For The Benefit Of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	16.88%	627,349	3,716,144

	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	11.27%	418,635

CRM Small Cap Value Fund-Institutional Shares
	Vanguard Fiduciary Trust Company Attn: Outside Funds K14 PO Box 2600 Valley Forge, PA 19482-2600	36.48%	5,423,683	14,869,521

Fund	Name and Address	Percent of Class Held	Number of Shares Held	Total Number of Shares in Class
	Charles Schwab & Co Inc. Special Custody Account For The Benefit Of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	14.54%	2,162,283

	Reliance Trust Company FBO MassMutual Registered Product PO Box 28004 Atlanta, GA 30358	8.10%	1,204,711

	Deaconess Associations Inc. ATTN: Mr. E. Anthony Woods 615 Elsinore Place, Suite 900 Cincinnati, OH 45202	7.91%	1,176,421

	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	6.49%	964,695

CRM Mid Cap Value Fund-Investor Shares
	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	43.05%	4,413,095	10,252,157

	Voya Retirement Insurance And Annuity Company One Orange Way B3N Windsor, CT 06095-4774	22.75%	2,332,428

	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122	7.69%	788,275

	LPL Financial Omnibus Customer Account ATTN: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121	5.80%	594,309

Fund	Name and Address	Percent of Class Held	Number of Shares Held	Total Number of Shares in Class
CRM Mid Cap Value Fund-Institutional Shares
	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	32.05%	3,511,048	10,954,696

	LPL Financial Omnibus Customer Account ATTN: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121	16.76%	1,835,749

	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt. Harris Blvd. Charlotte, NC 28288-1076	15.61%	1,709,854

	Charles Schwab & Co. Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	8.14%	891,681

CRM Small/Mid Cap Value Fund-Investor Shares
	TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	27.64%	566,321	2,048,806

	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122	14.87%	304,556

	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	14.08%	288,412

	Diane Siegel c/o Joel Zychick Miami Beach, FL 33139-7300	5.29%	108,291

Fund	Name and Address	Percent of Class Held	Number of Shares Held	Total Number of Shares in Class
CRM Small/Mid Cap Value Fund-Institutional Shares
	Reliance Trust Company MassMutual Registered Product PO Box 28004 Atlanta, GA 30358	22.89%	5,409,987	23,637,304

	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	16.51%	3,903,259

	Charles Schwab & Co. Inc. Special Custody Account For The Benefit Of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	13.43%	3,174,366

	State University Of Iowa Foundation One West Park Rd. Iowa City, IA 52245	12.71%	3,004,855

	Capinco C/O US Bank NA 1555 N. Rivercenter Drive, Ste. 302 Milwaukee, WI 53212	9.02%	2,131,180

	The Northern Trust Company As Trustee FBO Gannett PO Box 92994 Chicago, IL 60675-2994	6.62%	1,564,929

	Wells Fargo Clearing SVCS LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	6.19%	1,463,485

CRM All Cap Value Fund-Investor Shares
	SEI Private Trust Company C/O M&T Bank ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	19.14%	249,024	1,301,143

Fund	Name and Address	Percent of Class Held	Number of Shares Held	Total Number of Shares in Class
	SEI Private Trust Company C/O M&T Bank ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	6.84%	88,949

	Lauren B. Cramer & Douglas Cramer Ttees Kimberly Germ-Cramer IRR Trust c/o Gerald B. Cramer White Plains, NY 10604	5.58%	72,578

CRM All Cap Value Fund-Institutional Shares
	Ronald H. McGlynn Garden City, NY 11530-0000	15.27%	571,279	3,742,196

	National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	13.67%	511,615

	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deerlake Dr. East Jacksonville, FL 32246-6486	9.77%	365,469

	SEI Private Trust Company C/O M&T Bank ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	6.58%	246,255

	Comerica Bank FBO Dingle PO Box 75000, Mail Code 3446 Detroit, MI 48275	5.60%	209,598

CRM Long/Short Opportunities Fund-Institutional Shares
	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase MetroTech Center 3rd Floor, Mutual Fund Department Brooklyn, NY 11245	99.59%	46,401,853	46,594,117

As of August 1, 2019, the Trustees and officers of the Funds as a group owned approximately the following percentages of each Fund: CRM Small Cap Value Fund 1.98%; CRM Small/Mid Cap Value Fund 1.66%; CRM Mid Cap Value Fund 1.93%; CRM All Cap Value Fund 14.78%; CRM Long/Short Opportunities Fund 0%.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders meeting should mail the proposal promptly to the Funds at 520 Madison Avenue, 20th Floor New York, NY 10022. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Funds within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any other matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders properly come before the Meeting or any adjournments or postponements thereof, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in the discretion of the persons named as proxies.

EXPENSES OF PROXY SOLICITATION

Officers and service contractors of the Trust may solicit proxies by mail, telephone, facsimile, Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by the Adviser. AST Fund Solutions has been engaged to assist in the solicitation of proxies at an estimated cost of $145,000 plus reasonable expenses.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY INTERNET OR TELEPHONE, PLEASE USE THE CONTROL NUMBER ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS AS DESCRIBED ON YOUR PROXY CARD.

EXHIBIT A

Form Of

INVESTMENT ADVISORY AGREEMENT

between

CRM MUTUAL FUND TRUST

and

CRAMER ROSENTHAL MCGLYNN, LLC

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) made this      day of         , by and between CRM Mutual Fund Trust a Delaware statutory trust (the “Trust”), and Cramer Rosenthal McGlynn, LLC, a limited liability corporation organized under the laws of the state of New York (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest each corresponding to a distinct portfolio (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Funds of the Trust, and to have that investment adviser provide or perform for each Fund various research, statistical and investment services; and

WHEREAS, the Adviser is willing to furnish such services to the Trust with respect to each of the Funds listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1.        Employment of the Adviser. The Trust hereby employs the Adviser to invest and reinvest the assets of each Fund in the manner set forth in Section 2 of this Agreement, subject to the direction of the trustees and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.        Obligations of, and Services to be Provided by, the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.        Investment Advisory Services.

(i)        The Adviser shall direct the investments of each Fund subject to and in accordance with the Fund’s investment objective, policies and limitations as provided in (1) its Prospectus and Statement of Additional Information (the “Prospectus”) and other governing instruments, as amended from time to time, and (2) any other directions and policies which the Board of Trustees of the Trust (“Trustees”) may issue to the Adviser from time to time (clause (1) and (2) together with respect to a Fund, its “Investment Parameters”).

(ii)        The Adviser is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for each Fund, securities and other investments consistent with the Fund’s Investment Parameters.

B.        Corporate Management Services.

(i)         The Adviser shall furnish for the use of the Funds office space and all office facilities, equipment and personnel necessary for servicing the investments of the Funds.

(ii)        The Adviser shall pay the salaries of all personnel of the Funds and the Adviser performing services relating to research, statistical and investment activities on behalf of the Funds.

C.        Provision of Information Necessary for Preparation of Registration Statement, Amendments and Other Materials. The Adviser will make available and provide such information as the Trust and/or its administrator(s) may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

D.        Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, and will provide the Trust, on the date of this Agreement, a copy of the code of ethics and evidence of its adoption. An executive officer of the Adviser shall furnish to the Trustees any reports required under Rule 17j-1 under the 1940 Act.

E.        Disqualification. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

F.        Other Obligations and Services. The Adviser shall make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities.

3.        Execution and Allocation of Portfolio Brokerage.

A.        The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Fund, and for the selection of the markets on or in which the transactions will be executed.

B.        In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in a Fund’s registration statement.

C.        It is understood that neither the Trust nor the Adviser will adopt a formula for allocation of a Fund’s brokerage.

D.        It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Fund and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

E.        It is understood that the Adviser may, in its discretion and subject to applicable law, use brokers who provide the Adviser with research, analysis, advice and related services to execute portfolio transactions on behalf of the Funds, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to each Fund and its other clients and that the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term.

F.        It is understood that the Adviser may use brokers who are affiliated with the Adviser provided that (i) no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

G.        The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Fund’s total brokerage and portfolio transaction activities and the manner in which that business was allocated.

4.        Delegation of Adviser’s Obligations and Services. With respect to any or all Funds, the Adviser may enter into one or more contracts ( each, a “Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

5.        Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation:

A.        fees payable for administrative services;

B.        fees payable for accounting services;

C.        the cost of obtaining quotations for calculating the value of the assets of each Fund;

D.        interest and taxes;

E.        brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

F.         compensation and expenses of its Trustees other than those who are “interested persons” of the Trust within the meaning of the 1940 Act;

G.        legal and audit expenses;

H.        fees and expenses related to the registration and qualification of the Trust and its shares for distribution under state and federal securities laws;

I.          expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Trust;

J.          all other expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor;

K.         premiums for fidelity bond and other insurance coverage;

L.         the Trust’s association membership dues;

M.        expenses of typesetting for printing Prospectuses;

N.         expenses of printing and distributing Prospectuses to existing shareholders;

O.          out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

P.         service fees payable by any Fund for providing personal services to the shareholders of the Fund and for maintaining shareholder accounts for those shareholders;

Q.        distribution fees; and

R.        such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

6.        Compensation of the Adviser. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Fund’s name in Schedule B attached hereto. The aggregate of such advisory fees for all Funds shall be payable monthly as soon as practicable after the last day of each month based on each Fund’s average daily net assets.

7.        Activities and Affiliates of the Adviser.

A.        The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

B.        The Trust acknowledges that the Adviser or one or more of its “affiliated persons” may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its “affiliated persons” or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 3 of this Agreement, the Trust agrees that the Adviser or its “affiliated persons” may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to one or more Funds, provided that the Adviser acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Funds may have an interest. The Adviser shall have no obligation to recommend for any Fund a position in any investment which an Affiliated

Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Funds or otherwise.

C.        Subject to and in accordance with the Agreement and Declaration of Trust of the Trust and By-Laws of the Trust as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested in the Adviser or its “affiliated persons” as directors, officers, agents or shareholders of the Adviser or its “affiliated persons”; that directors, officers, agents and shareholders of the Adviser or its “affiliated persons” are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its “affiliated persons” may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

8.        Liabilities of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of a Fund.

9.        Effective Date; Term. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Trustees, including the vote of a majority of the Trustees who are not “interested persons” of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

10.      Assignment. No “assignment” of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Trust in writing in advance of any proposed change of “control” to enable the Trust to take the steps necessary to enter into a new advisory agreement.

11.      Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment is subject to the approval of the Trustees and, where required by the 1940 Act, the shareholders of any affected Fund in the manner required by the 1940 Act and the rules thereunder.

12.      Termination. This Agreement:

A.        may at any time be terminated without payment of any penalty by the Trust with respect to any Fund (by vote of the Trustees or by “vote of a majority of the outstanding voting securities”) on sixty (60) days’ written notice to the Adviser;

B.        shall immediately terminate in the event of its “assignment”; and

C.        may be terminated with respect to any Fund by the Adviser on sixty (60) days’ written notice to the Trust.

13.      Definitions. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

14.      Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

15.      Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.      Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

CRM MUTUAL FUND TRUST

By:
Name:
Title:

CRAMER ROSENTHAL MCGLYNN, LLC

By:
Name:
Title:

SCHEDULE A

TO

INVESTMENT ADVISORY AGREEMENT

BETWEEN

CRM MUTUAL FUND TRUST

AND

CRAMER ROSENTHAL MCGLYNN, LLC

Name of Funds

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

SCHEDULE B

TO

INVESTMENT ADVISORY AGREEMENT

BETWEEN

CRM MUTUAL FUND TRUST

AND

CRAMER ROSENTHAL MCGLYNN, LLC

Fee Schedule

Fund	Annual Fee as a % of Average Daily Net Assets

CRM Small Cap Value Fund	.75% of the Fund’s first $1 billion of average daily net assets; .70% of the Fund’s next $1 billion of average daily net assets; and .65% of the Fund’s average daily net assets over $2 billion.

CRM Small/Mid Cap Value Fund	.75% of the Fund’s first $1 billion of average daily net assets; .70% of the Fund’s next $1 billion of average daily net assets; and .65% of the Fund’s average daily net assets over $2 billion.

CRM Mid Cap Value Fund	.75% of the Fund’s first $1 billion of average daily net assets; .70% of the Fund’s next $1 billion of average daily net assets; and .65% of the Fund’s average daily net assets over $2 billion.

CRM All Cap Value Fund	.70% of the Fund’s average daily net assets.

CRM Long/Short Opportunities Fund	1.50% of the Fund’s average daily net assets.

[FUND NAME HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2019

The undersigned holder(s) of the above-listed Fund (the “Fund”), a series of CRM Mutual Fund Trust (the “Trust”), hereby appoints Steven A. Yadegari and Ronald H. McGlynn, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Meeting of Shareholders of the series of the Trust (the “Meeting”) to be held at 520 Madison Avenue, 20th Floor, New York, NY 10022, on September 11, 2019 at 10:00 a.m. Eastern time, or any adjournments or postponements thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement dated August 9, 2019. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2019.

The Proxy Statement is also available at https://vote.proxyonline.com/CRMFunds/docs/CRMTrust2019.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[FUND NAME HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

	FOR	AGAINST	ABSTAIN
	O	O	O
1. To approve a New Investment Advisory Agreement.
	FOR	WITHHOLD

2. To elect a Trustee. Nominee:

A) Ronald H. McGlynn	O	O

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL, SUCH VOTES ENTITLED TO BE CAST BY

THE UNDERSIGNED WILL BE CAST “FOR” PROPOSAL 1 AND “FOR” THE NOMINEE IN PROPOSAL 2.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]